UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      September 23, 2002
                                                --------------------------------


GS Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 2002, relating to the GSAMP Trust 2002-WMC1, Mortgage Pass-Through Certificates, Series 2002-WMC1)

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             (Exact name of registrant as specified in its charter)


        Delaware                      333-89556-05               13-6357101
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


85 Broad Street, New York, New York                                  10004
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code        (212) 902-1000
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 5.  Other Events.
         ------------

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for GSAMP Trust 2002-WMC1, Mortgage Pass-Through Certificates, Series 2002-WMC1. On September 23, 2002, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Ocwen Federal Bank FSB, as servicer, WMC Mortgage Corp., as responsible party and Deutsche Bank National Trust Company, as trustee, of GSAMP Trust 2002-WMC1, Mortgage Pass-Through Certificates, Series 2002-WMC1 (the "Certificates"), issued in eight classes. The Class A-1, Class A-2A, Class A-2B, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates, with an aggregate scheduled principal balance as of September 1, 2002 of $452,739,665 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of September 19, 2002, by and between the Company and the Underwriter.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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          (c)   Exhibits

                Exhibit 4 Pooling and Servicing Agreement, dated as of September 1, 2002, by and among GS Mortgage Securities Corp., as depositor, Ocwen Federal Bank FSB, as servicer, WMC Mortgage Corp., as responsible party and Deutsche Bank National Trust Company, as trustee.

SIGNATURES
----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 7, 2002                     GS MORTGAGE SECURITIES CORP.




                                          By:  /s/ Jay Strauss
                                             ------------------------------
                                               Name:  Jay Strauss
                                               Title: Secretary

                                INDEX TO EXHIBITS
                                -----------------

Item  601(a)  of
Regulation  S-K
Exhibit No.           Description                                           Page
-----------           -----------                                           ----

4                     Pooling and Servicing Agreement, dated as of           6
                      September 1, 2002, by and among GS Mortgage
                      Securities Corp., as depositor, Ocwen Federal
                      Bank FSB, as servicer, WMC Mortgage Corp., as responsible party and Deutsche Bank National
                      Trust Company, as trustee.

                                    EXHIBIT 4